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                                                                   Exhibit 10.3


                                AMENDMENT 1997-1

                            BECKMAN INSTRUMENTS, INC.
                         EMPLOYEES' STOCK PURCHASE PLAN


        WHEREAS, Beckman Instruments, Inc. (the "Company") maintains the Beckman Instruments, Inc. Employees' Stock Purchase Plan (the "Plan"); and

        WHEREAS, the Company has the right to amend the Plan, and the Company desires to amend the Plan to reflect recent resolutions adopted by the Board of Directors;

        NOW, THEREFORE, the Plan is hereby amended, effective as of January 1, 1998, as follows:

        1. The second sentence of Section 4(d) of the Plan is amended to read as follows:

 "Eligible compensation also includes any amounts contributed to a plan qualifying under Sections 401(k), 125 and 129 of the Code as salary reduction contributions as well as any amounts deferred under the Beckman Instruments, Inc. Executive Deferred Compensation Plan and the Beckman Instruments, Inc. Executive Restoration Plan."


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        IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Amendment to the Plan on this 20th day of October, 1997.

                                   BECKMAN INSTRUMENTS, INC.

                                   By /s/ FIDENCIO M. MARES
                                     ------------------------------------------
                                     Fidencio M. Mares
                                Its: Vice President - Human Resources